UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2005



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                      0-19294                  51-0265872
(State or other              (Commission File         (I.R.S. Employer
jurisdiction of                   Number)               Identification
 incorporation)                                              Number)



          7733 Forsyth Boulevard
               23rd Floor
           St. Louis, Missouri                              63105
  (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

     Beginning on February 2, 2005, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99. Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future. The full slide presentation is available in the For Our Investors section on our website at www.rehabcare.com.

     Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

     The presentation included in this report does not include images included in the actual slides. In order that all investors be provided with substantially the same information, RehabCare is making these slide available on its website. The presentation in its entirety will be made available in the For Our Investors section of the RehabCare website, www.rehabcare.com, although this availability may be discontinued at any time.

     Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, RehabCare's ability to integrate acquisitions and to implement client partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; the timing and financial effect of restructuring efforts with respect to RehabCare's continuing businesses; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's continuing businesses; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of our hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the future operating performance of InteliStaf Holdings, Inc., and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption to its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits. See Exhibit Index.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2005

                                       REHABCARE GROUP, INC.



                            By:  /s/   Vincent L. Germanese
                               ----------------------------------------
                                       Vincent L. Germanese
                                       Senior Vice President,
                                       Chief Financial Officer
                                       and Secretary

                                       EXHIBIT INDEX

Exhibit No.       Description

99                Text of Investor Relations Presentation in Use
                  Beginning February 2, 2005

                                                                      Exhibit 99


                                      [pic]

                                  RehabCare(SM)
                       delivering the post-acute continuum


                                3RD QUARTER 2004

                                  RehabCare(SM)
                       delivering the post-acute continuum


SAFE HARBOR

FORWARD-LOOKING STATEMENTS HAVE BEEN PROVIDED PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES THAT MAY CAUSE REHABCARE'S ACTUAL RESULTS IN FUTURE PERIODS TO DIFFER MATERIALLY FROM FORECASTED RESULTS. THESE RISKS AND UNCERTAINTIES MAY INCLUDE, BUT ARE NOT LIMITED TO, REHABCARE'S ABILITY TO INTEGRATE ACQUISITIONS AND TO IMPLEMENT CLIENT PARTNERING RELATIONSHIPS WITHIN THE EXPECTED TIMEFRAMES AND TO ACHIEVE THE REVENUE AND EARNINGS LEVELS FROM SUCH ACQUISITIONS AND RELATIONSHIPS AT OR ABOVE THE LEVELS PROJECTED; THE TIMING AND FINANCIAL EFFECT OF RESTRUCTURING EFFORTS WITH RESPECT TO REHABCARE'S CONTINUING BUSINESSES; CHANGES IN AND COMPLIANCE WITH GOVERNMENTAL REIMBURSEMENT RATES AND OTHER REGULATIONS OR POLICIES AFFECTING REHABCARE'S CONTINUING BUSINESSES; REHABCARE'S ABILITY TO
ATTRACT NEW CLIENT RELATIONSHIPS OR TO RETAIN AND GROW EXISTING CLIENT RELATIONSHIPS THROUGH EXPANSION OF OUR HOSPITAL REHABILITATION AND CONTRACT THERAPY SERVICE OFFERINGS AND THE DEVELOPMENT OF ALTERNATIVE PRODUCT OFFERINGS; THE FUTURE OPERATING PERFORMANCE OF INTELISTAF HOLDINGS, INC., AND THE RATE OF RETURN THAT REHABCARE WILL BE ABLE TO ACHIEVE FROM ITS EQUITY INTEREST IN INTELISTAF; THE ADEQUACY AND EFFECTIVENESS OF REHABCARE'S OPERATING AND ADMINISTRATIVE SYSTEMS; REHABCARE'S ABILITY AND THE ADDITIONAL COSTS OF ATTRACTING ADMINISTRATIVE, OPERATIONAL AND PROFESSIONAL EMPLOYEES; SIGNIFICANT INCREASES IN HEALTH, WORKERS' COMPENSATION AND PROFESSIONAL AND GENERAL
LIABILITY COSTS; LITIGATION RISKS OF REHABCARE'S PAST AND FUTURE BUSINESS, INCLUDING REHABCARE'S ABILITY TO PREDICT THE ULTIMATE COSTS AND LIABILITIES OR THE DISRUPTION TO ITS OPERATIONS; COMPETITIVE AND REGULATORY EFFECTS ON PRICING AND MARGINS; AND GENERAL ECONOMIC CONDITIONS, INCLUDING EFFORTS BY GOVERNMENTAL REIMBURSEMENT PROGRAMS, INSURERS, HEALTHCARE PROVIDERS AND OTHERS TO CONTAIN HEALTHCARE COSTS.

                                  RehabCare(SM)
                       delivering the post-acute continuum


BUSINESS PROFILE

o RehabCare, in partnership with hospitals and nursing homes, provides post acute program management, medical direction, physical rehabilitation, quality assurance, specialty programs and marketing for the following programs:
           o    Acute Rehabilitation Units (ARUs)
           o    PT, OT and SLP Therapies in Acute Care Hospitals
           o    Transitional Care Units (TCUs)
           o    Outpatient Rehabilitation Programs (OP)
           o    Home Health Programs (HH)
           o    Therapy Programs at Skilled Nursing Facilities (SNFs)


CORE                BRAIN                 Starting      LifeSpine(SM)
Centers for         INJURY                  NOW         Spine Care for
Orthopedic          PROGRAM                              A Lifetime
Rehabilitation      Empowering Lives,
Excellence          Independence for
                    the Future
                           (c)2002

                                  RehabCare(SM)
                       delivering the post-acute continuum

                                (Graphic omitted)

RHB REVENUES 3Q/04
Total Revenue                       $93.3 million
Contract Therapy                    $42.9M         46%
Hospital Rehabilitation Services    $48.4M         52%
Other                               $ 2.0M          2%

                                 RehabCare(SM)
                       delivering the post-acute continuum


BUSINESS PROFILE

o    The   post-acute   physical    rehabilitation   industry   provides   large
     opportunities for new RehabCare clients
         o    5,000 Hospitals
              o    2,000 meet our screens
              o    Currently 174 are clients (8.7% of potential clients)
         o    15,000 Skilled Nursing Facilities
              o    5,000 meet our screens
              o    Currently 600 are clients (12% of potential clients)

o    Competitors include:
              -    HealthSouth             -   Select Medical Corp
              -    RehabWorks              -   Aegis

                                  RehabCare(SM)
                       delivering the post-acute continuum


BUSINESS PROFILE
REHABCARE SERVICES

   RehabCare's 8,400 full and part-time clinicians provide physical, occupational and speech therapy at programs across the country

                                    [map]

                     More than 770 locations nationwide

                                  RehabCare(SM)
                       delivering the post-acute continuum

BUSINESS PROFILE
REHABCARE PATIENTS

   o    RehabCare treats approximately 14,000 patients each day
   o    Typical diagnoses include:
        o  Stroke
        o  Neurological disorders
        o  Orthopedic conditions
        o  Musculoskeletal conditions
   o Payer sources for our patients are 76% Medicare, 6% Medicaid, 18% managed care and other
   o 99% of RehabCare billings are to hospitals and skilled nursing facilities
                                                                           [pic]

                                  RehabCare(SM)
                       delivering the post-acute continuum


BUSINESS PROFILE
TRADITIONAL SILO DELIVERY CONCEPT

Providers tend to focus on sites of service rather than based on continuum of care. Patients are treated at the sites in an uncoordinated manner.


                                 [graph omitted]

                                  RehabCare(SM)
                       delivering the post-acute continuum


BUSINESS PROFILE
REHABCARE'S PATIENT-FOCUSED APPROACH

     RehabCare's patient-focused approach builds integrated continuums of care in markets that offer sufficient demand and appropriate therapy resources for these services

                                 [graph omitted]

                     Long Term Acute   Transitional Care
                     Care Hospitals*        Units          Outpatient
    Hospital                                             Rehabilitation
 Medical/Surgical                                           Programs
                                 CARE MANAGEMENT
     Acute
   Therapies
                        Acute
                    Rehabilitation     Skilled Nursing
                        Units             Facilities        Home Health
                                                             Programs


                       *RehabCare partners with providers of LTACH care

                                  RehabCare(SM)
                       delivering the post-acute continuum



HOW DO WE ACHIEVE OUR VISION?

   o    Target Market Strategy
   o    Acquisitions
   o    Joint Ownership Arrangements
   o    HRS Growth Strategy
   o    Contract Therapy Profitability/Growth
   o    Clinical Research and Development
   o    Information Technology and Management
   o    Access to Capital

                                  RehabCare(SM)
                       delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
TARGET MARKET STRATEGY

A continuum can be built most efficiently in markets where different post-acute physical rehabilitation sites of services can all be managed together


                   [pic]                           [pic]
                Kokomo, IN                    Brownsville, TX
            Population 301,000               Population 363,000


        [pic]                  [pic]                   [pic]
      Norfolk, VA          Philadelphia, PA         St. Louis, MO
Population 1.4 million  Population 5.1 million  Population 2.6 million

                                  RehabCare(SM)
                       delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
ACQUISITIONS

   RehabCare's acquisition strategy supports our target market strategy

   o    Revenue size approximately $10-$25 million
   o    EBITDA multiple 4-6 times, for example
   o    Continuing management
   o 2004 acquisitions have added $40 million in annualized operating revenues, with more in the pipeline
   o    Strong balance sheet enables aggressive acquisition strategy


CPR REHAB            PHASE 2 CONSULTING      VitalCare    Cornerstone
THERAPY                A Division of          AMERICA    Rehabilitation
A Part of RehabCare      RehabCare          A RehabCare
                                              Company
                                                                              11

                                  RehabCare(SM)
                       delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
JOINT OWNERSHIP ARRANGEMENTS

   RehabCare has developed joint venture and other relationships with market-leading health delivery partners

        o    Provides access to referral networks and market share
        o Develops long-term relationships: deploys capital, provides joint ownership and program management
        o    Adds key components to continuums of care

   JV relationships signed this year
        o    Valley Baptist Health System
        o    Howard Regional Health System
        o    Signature Healthcare Foundation
                                                                           [pic]


Valley Baptist        Howard                      Signature
Health System         Regional Health System      HEALTHCARE FOUNDATION
                                                                              12

                                  RehabCare(SM)
                       delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
HRS GROWTH STRATEGY

     RehabCare has successfully stabilized the loss of ARU, TCU and OP programs experienced in 2003

     o Achieved lower net loss of programs in 2004 compared to a net loss of 21 in 2003 (excluding acquisitions)
     o  Nine-month YOY same-store growth
                o    Inpatient 7.2%
                o    Outpatient 1.0%
                o    Combined 5.5%
     o  How to accomplish growth strategy
                o    New senior business development executive
                o    Investment in sales processes, strategies and training
                o    Add-on products
                o    Deployment of capital

                -----------------------------------------
                              ARU   TCU   OP      Total
                -----------------------------------------
                 2003         -5     -9   -7      -21
                -----------------------------------------
                 2004          2     -2   -4       -4
                -----------------------------------------

                                  RehabCare(SM)
                       delivering the post-acute continuum



HOW DO WE ACHIEVE OUR VISION?
CONTRACT THERAPY PROFITABILITY/GROWTH

Contract therapy operating margins are returning to pre-3Q/03 levels; but more can be accomplished

 o   Target market approach is paying off
 o   Technology platform conversion is complete
 o   Improving SG&A leverage
 o   Solid same store revenue growth of 8.5%, nine-month YOY
 o   Increase of more than 130 programs, YTD

                                OPERATING MARGIN

                                     [graph]

         Q2/03     Q3/03     Q4/03     Q1/04     Q2/04     Q3/04
          5.5%      2.7%      4.1%      6.0%      4.8%      5.4%


                               NUMBER OF PROGRAMS

                                     [graph]

       0      44     67    112    195    305    412    468    600
      '96    '97    '98    '99    '00    '01    '02    '03    '04*


                               REVENUE (MILLIONS)

                                     [graph]

          0     8.4    13.9   14.1    30    64.7  105.3   130.9
         '96    '97    '98    '99    '00    '01    '02     '03


                                                                      *Projected

                                  RehabCare(SM)
                       delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
CLINICAL RESEARCH & DEVELOPMENT

     RehabCare must ensure its 8,400 full and part-time clinicians provide the highest quality therapy to 14,000 patients daily

                     o   Develop clinical research programs in
                         partnership with academic medical centers
                     o   Utilize our clinical database (408,000
                         patient records) to improve the quality
                         of post-acute physical rehabilitation outcomes
                     o   Create systems to integrate the continuum
   [pic]                 of care

                                  RehabCare(SM)
                       delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
INFORMATION TECHNOLOGY & MANAGEMENT

   To support the continuum of care, RehabCare has developed a single-technology platform

   o    RehabCare's PDA-based clinical system
           o    Enhanced forecasting tools for management
           o    Billing turnaround of 3 to 4 days
           o    Allows billing in any format for client
   o    Wireless connectivity will allow 2-way real time
        communication at point of service
           o    Clinical pathways
           o    Patient protocols
           o    Clinical expertise immediately available          [pic]

                                  RehabCare(SM)
                       delivering the post-acute continuum



HOW DO WE ACHIEVE OUR VISION?
ACCESS TO CAPITAL

   o    $47 million in cash, 9/30/04
   o    $35 million cash flow from operations (nine-months ended 9/30/04)
   o    Limited subordinated debt related to acquisitions
   o    New credit facility of $90 million; expandable to $125 million

                                  RehabCare(SM)
                       delivering the post-acute continuum

CHALLENGES

   o    Shortage of Therapists
   o    Regulatory Impact
   o    Outpatient Business
   o    InteliStaf Holdings

                                  RehabCare(SM)
                       delivering the post-acute continuum



CHALLENGES
SHORTAGE OF THERAPISTS

   Recruiting and retaining therapists are key to our success
           o    Increased web presence
           o    Utilize large database of therapists
           o    Increase integration with schools through clinical
                R&D function
           o    Utilize staffing coordinators in select markets
           o    Introduced Professional Choice Account (PCA)
           o    No wait period 401(k)
           o    Competitive benefits package                      [pic]

                                  RehabCare(SM)
                       delivering the post-acute continuum


CHALLENGES
REGULATORY IMPACT

  O  75 PERCENT RULE (ARU)
           o  Rule was effective July 1, 2004
           o  3 year transition (50%, 60%, 65%, 75%)
           o  Estimated impact included in 2004 guidance
           o Consolidated Appropriations Act (CAA) for FY 2005 prohibits implementation of Rule until 60 days after GAO study
           o Best guess is GAO report issued first part of February 2005, making moratorium at least until April of 2005
  O  INPATIENT REHAB RATE INCREASE 3.1% EFFECTIVE OCTOBER 1, 2004 (ARU)
  O  PART B THERAPY CAPS (CONTRACT THERAPY)
           o Medicare Prescription Drug Bill contains moratorium through 12/31/05
  O  PART B FEE SCHEDULE 1.5% INCREASE IN 2005 (CONTRACT THERAPY & OP)
  O  PART A INCREASE OF 2.8% TO SNF'S (CONTRACT THERAPY)
  O  LTACH HOSPITAL WITHIN HOSPITAL AND LTACH SATELLITES
           o  Effective October 1, 2004
           o Admissions of more than 25% from host hospital subject to payment restrictions
           o  Separate control of co-located hospitals
  O MEDPAC STUDY DUE JANUARY 2005 ALLOWING FEE-FOR-SERVICE PATIENTS ACCESS TO OUTPATIENT THERAPY AND REHAB FACILITY SERVICES WITHOUT PHYSICIAN'S ORDER (OP)

                                  RehabCare(SM)
                       delivering the post-acute continuum


CHALLENGES
OUTPATIENT BUSINESS


   Outpatient business is experiencing:
        o   Reduced number of locations and lower same-store volumes
        o   Increased labor costs at the unit level
        o   Increased competition from physician practices
   RehabCare is:
        o   Conducting unit by unit reviews to evaluate growth
            opportunities
        o   Implementing a new weekly revenue and cost matching
            tool to improve productivity
        o   Re-designing ProMOS to provide real-time outpatient
            clinical information collection                       [pic]

                                  RehabCare(SM)
                       delivering the post-acute continuum


CHALLENGES
INTELISTAF HOLDINGS


 StarMed, our former staffing division, sold to InteliStaf on 2/3/04 in exchange for 25% of combined equity

o  Creates the 4th largest staffing company in the United States
o  StarMed lost $5.3 million after-tax in 2003 versus estimated
   $0.6 million in 2004 for RHB's equity share of InteliStaf's net loss
o Healthcare staffing industry appears to be leveling out from most recent contraction cycle
o  Anticipate healthcare staffing cycle to reverse within 2 to 3 years
           o Partner is in a strong position when the industry does return to growth phase

                                 InteliStaf
                                 HEALTHCARE

                                  RehabCare(SM)
                       delivering the post-acute continuum


QUARTERLY UPDATE


-----------------------------------------------------------------------
     GAAP                 Q3/03     Q4/03      Q1/04    Q2/04    Q3/04
-----------------------------------------------------------------------
REVENUE
(MILLIONS)               $135.0     $129.5    $104.5    $90.9    $93.3
-----------------------------------------------------------------------
OPERATING EARNINGS
(MILLIONS)                 $5.7     $(34.5)     $9.5    $10.2    $10.7
-----------------------------------------------------------------------
EPS                        $0.20     $(1.58)    $0.31    $0.34    $0.36
-----------------------------------------------------------------------

-----------------------------------------------------------------------
     PROFORMA             Q3/03      Q4/03     Q1/04    Q2/04    Q3/04
-----------------------------------------------------------------------
REVENUE(1)
(MILLIONS)                $79.8      $80.0     $87.7    $90.9    $93.3
-----------------------------------------------------------------------
OPERATING EARNINGS
(MILLIONS)                 $5.7       $9.0(2)   $9.5    $10.2    $10.7
-----------------------------------------------------------------------
EPS                        $0.20      $0.31(2)  $0.31    $0.34    $0.36
-----------------------------------------------------------------------

(1) EXCLUDES STARMED OPERATING REVENUES
(2) EXCLUDES THE EFFECT OF LOSS ON SALE OF STARMED

                                  RehabCare(SM)
                       delivering the post-acute continuum


ANNUAL TREND (HRS & CT)

                                        REVENUE (Millions)

                                             [graph]

     '97     '98     '99     '00     '01     '02     '03       '04
CT   $8.4    $13.9   $14.1   $30.0   $64.7  $105.3  $130.8
OP   $9.4    $16.5   $30.7   $42.3   $50.0   $49.0   $49.0
IP   $97.4  $111.6  $116.5  $120.0  $123.3  $130.7  $136.9
Combined*                                                   354-374(1)

(1) Adjusted Analyst Mean Estimate - $368*


                     OPERATING EARNINGS** (Millions)

                                   [graph]

                               '01       '02       '03      '04
          CT                   $3.0      $9.1      $5.8
          HRS                 $32.5     $32.3     $33.6
          Combined                                          39-41

SOURCE - COMPANY ANNUAL 10-K FOR RESPECTIVE YEARS, EXCEPT 2004 WHICH IS
ESTIMATED
* ANALYSTS' MEAN ESTIMATE EXCLUDES 2004 STAFFING DIVISION REVENUES **DATA PRIOR TO '01 NOT AVAILABLE ON A COMPARABLE BASIS FOR CORPORATE
  OVERHEAD ALLOCATIONS

                                                                              24

                                  RehabCare(SM)
                       delivering the post-acute continuum

REHABCARE - PRIMED FOR GROWTH

   o    Increasing demand - post-acute physical
        rehabilitation is a large and
        growing market
   o    Significant growth strategies
   o    Coordinated and efficient
        delivery strategy
   o    Strong financial position
   o    Solid results - both top line
        and bottom line                                           [pic]

                                                                              25